UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 7, 2014

ZCO LIQUIDATING CORPORATION

(Exact name of registrant as specified in its charter)

Commission File Number: 1-34650

Delaware	04-3651093
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6373 San Ignacio Avenue,

San Jose, California 95119

(Address of principal executive offices, including zip code)

(408) 733-8400

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240 13e-4(c))

Item 8.01.	Other Events.

As previously reported, on December 2, 2013, the Company and its wholly-owned domestic subsidiaries filed voluntary petitions for relief under Chapter 11 of the United States Bankruptcy Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”).

On May 7, 2014, ZCO Liquidating Corporation; Indilinx, Inc.; and Sanrad, Inc. (collectively, the “Debtors”) filed with the Bankruptcy Court the Debtors’ Chapter 11 Plan of Liquidation [Docket No. 491] (as the same may be amended, modified, and/or supplemented, the “Plan”) and the Disclosure Statement for Debtors’ Chapter 11 Plan of Liquidation [Docket No. 492] (as the same may be amended, modified, and/or supplemented, the “Disclosure Statement”).

The Debtors filed and served on their creditors and other parties in interest a Notice of (i) Hearing to Consider the Adequacy of Disclosure Statement and Deadline to Object to Disclosure Statement and (ii) Tentative Dates for Hearing on Plan Confirmation and Deadline to Object to Plan Confirmation (the “Disclosure Statement Hearing Notice”). A copy of the Disclosure Statement Hearing Notice is attached hereto as Exhibit 99.1

The hearing to consider the adequacy of information contained in the Disclosure Statement is currently scheduled for June 13, 2014 at 9:30 a.m. (ET) in the United States Bankruptcy Court for the District of Delaware. Objections to approval of the Disclosure Statement are required to be filed and served in accordance with the instructions contained in the Disclosure Statement Hearing Notice on or before June 6, 2014 at 4:00 p.m. (ET).

Copies of the Plan and the Disclosure Statement may be obtained by parties in interest free of charge on the dedicated webpage for these cases www.gcginc.com/cases/ocz. The Plan and Disclosure Statement are also available for inspection during regular business hours at the office of the Clerk of the Bankruptcy Court, 3rd Floor, 824 N. Market Street, Wilmington, Delaware 19801 or at the Bankruptcy Court’s website (http://www.deb.uscourts.gov) by following the directions for accessing the ECF system on such website.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

A list of exhibits filed herewith is contained on the Exhibit Index which immediately precedes such exhibits and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May13, 2014	OCZ TECHNOLOGY GROUP, INC.

	By:	/s/ Timothy D. Boates
	Name:	Timothy D. Boates
	Title:	Chief Restructuring Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Notice of (i) Hearing to Consider the Adequacy of Disclosure Statement and Deadline to Object to Disclosure Statement and (ii) Tentative Dates for Hearing on Plan Confirmation and Deadline to Object to Plan Confirmation